EXHIBIT 10.2

ABL INTERCREDITOR AGREEMENT
ABL INTERCREDITOR AGREEMENT dated as of January 28, 2013, between JPMorgan Chase Bank, National Association, in its capacity as administrative agent under the ABL Credit Agreement, including its successors and assigns from time to time, and JPMorgan Chase Bank, National Association, in its capacity as collateral agent under the Term Loan Credit Agreement, including its successors and assigns from time to time. Capitalized terms used herein but not otherwise defined herein have the meanings set forth in the ABL Credit Agreement and the Term Loan Credit Agreement, as applicable.
A.    Tesoro Corporation, a Delaware corporation (the “Company”) is party to that certain Sixth Amended and Restated Credit Agreement dated as of January 4, 2013 (as further amended, restated, supplemented, waived, refinanced or otherwise modified from time to time, the “ABL Credit Agreement”), among each lender from time to time party thereto and JPMorgan Chase Bank, National Association, as administrative agent.
B.    The Company is party to that certain Term Loan Credit Agreement (as amended, restated, supplemented, waived, refinanced, or otherwise modified from time to time, the “Term Loan Credit Agreement”) dated as of January 28, 2013 among the Company, each lender from time to time party thereto, JPMorgan Chase Bank, National Association, as administrative agent and collateral agent.
Accordingly, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
SECTION 1.    Definitions.
1.1.    Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
“ABL Collateral Agent” shall mean JPMorgan Chase Bank, National Association in its capacity as administrative agent or agent for the lenders and other secured parties under the ABL Credit Agreement and the other ABL Documents entered into pursuant to the ABL Credit Agreement, together with its successors and permitted assigns under the ABL Credit Agreement exercising substantially the same rights and powers; and in each case provided that if such ABL Collateral Agent is not JPMorgan Chase Bank, National Association, such ABL Collateral Agent shall have become a party to this Agreement and the other applicable ABL Security Documents.
“ABL Credit Agreement” shall have the meaning set forth in the recitals herein.
“ABL Documents” means the ABL Credit Agreement and the Loan Documents (as defined in the ABL Credit Agreement), each document relating to Rate Management Obligations and Bank Products (as defined in the ABL Credit Agreement) and each of the other agreements, documents and instruments providing for or evidencing any other ABL Obligation, and any other document or instrument executed or delivered at any time in connection with any ABL

Obligations, including any intercreditor or joinder agreement among holders of ABL Obligations to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement.
“ABL Obligations” shall mean all “Secured Obligations” as defined in the ABL Security Agreement.
“ABL Secured Parties” shall mean, at any relevant time, the holders of ABL Obligations.
“ABL Security Agreement” shall mean the Amended and Restated Security Agreement, dated as of March 16, 2011, among the Company, each of the other grantors from time to time party thereto and the ABL Collateral Agent, as it may be amended, supplemented or otherwise modified from time to time.
“ABL Security Documents” shall mean the ABL Security Agreement and the other Collateral Documents (as defined in the ABL Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted or purported to be granted securing ABL Obligations or under which rights or remedies with respect to such Liens are governed, in each case to the extent relating to Common Collateral.
“Additional Debt” means the indebtedness issued or incurred under any Additional Debt Instrument.
“Additional Debt Instrument” means any (A) debt facilities, indentures or commercial paper facilities providing for revolving credit loans, term loans, notes, debentures, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (B) debt securities, indentures or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances), or (C) instruments or agreements evidencing any other indebtedness, in each case, secured by the lien on the Common Collateral on a pari passu basis with the lien securing the Term Loan Obligations, with the same or different borrowers or issuers and, in each case, as amended, supplemented, modified, extended, restructured, renewed, refinanced, restated, increased, replaced or refunded in whole or in part from time to time in accordance with each applicable ABL Document and Term Loan Facility Document; provided that neither the ABL Credit Agreement, the Term Loan Credit Agreement, nor any Refinancing of any of the foregoing in this proviso shall constitute an Additional Debt Instrument at any time.
“Agreement” shall mean this ABL Intercreditor Agreement, as amended, renewed, extended, supplemented, or otherwise modified from time to time in accordance with the terms hereof.
“Bankruptcy Code” shall mean Title 11 of the United States Code, 11 USC § 101, et seq., as amended from time to time.

“Bankruptcy Law” shall mean the Bankruptcy Code and any similar federal, state, or foreign law for the relief of debtors, or any arrangement, reorganization, insolvency, moratorium, assignment for the benefit of creditors, any other marshalling of assets and/or liabilities of the Company and/or its affiliates, or any similar law relating to or affecting creditors’ rights generally.
“Common Collateral” shall mean “Collateral” as defined in the ABL Security Agreement as in effect on the date hereof.
“Company” shall have the meaning set forth in the recitals hereto.
“Comparable Term Loan Security Document” shall mean, in relation to any Common Collateral subject to any Lien created under any ABL Document, those Term Loan Security Documents that create a Lien on the same Common Collateral, granted by the same Grantor.
“Control Collateral” means any Common Collateral consisting of any Certificated Security, Instrument, Deposit Account (each as defined in the UCC as from time to time in effect in the State of New York), rights, cash and any other Common Collateral as to which a first priority Lien shall or may be perfected through possession or control by the secured party or any agent therefor.
“DIP Financing” shall have the meaning set forth in Section 6.1.
“Discharge of ABL Obligations” shall mean, except to the extent otherwise provided in Section 5.6, payment in full in cash (except for contingent indemnities and cost and reimbursement obligations to the extent no claim has been made) of all ABL Obligations, with respect to letters of credit or letter of credit guaranties outstanding under the ABL Documents, delivery of cash collateral or backstop letters of credit in respect thereof in a manner consistent with the ABL Credit Agreement, in each case after or concurrently with the termination of all commitments to extend credit thereunder, and the termination of all commitments of the ABL Secured Parties under the ABL Documents; provided that the Discharge of ABL Obligations shall not be deemed to have occurred if such payments are made with the proceeds of other ABL Obligations that constitute an exchange or replacement for, or a Refinancing of, such Obligations or ABL Obligations.
“First Priority Liens” shall mean Liens on Common Collateral securing the ABL Obligations, which Liens are superior and prior in priority to the Liens securing the Term Loan Obligations.
“Grantors” means the Company and each Guarantor that has or may from time to time hereafter execute and deliver an ABL Collateral Document as a “grantor” or “pledgor” (or the equivalent thereof).
“Guarantor” means, collectively, each “Guarantor” as defined in the Term Loan Credit Agreement and each “Subsidiary Guarantor” as defined in the ABL Credit Agreement.
“Insolvency or Liquidation Proceeding” shall mean:

(1)    any voluntary or involuntary case commenced or proceeding by or against the Company or any other Grantor under the Bankruptcy Code or any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any other Grantor, any receivership, assignment for the benefit of creditors, or liquidation relating to the Company or any other Grantor or any similar case or proceeding relative to the Company or any other Grantor or its creditors, as such;
(2)    any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Company or any other Grantor, in each case whether voluntary or involuntary and whether or not involving bankruptcy or insolvency; or
(3)    any other proceeding of any type or nature, whether or not involving insolvency or bankruptcy, in which substantially all claims of creditors of the Company or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.
“Lien” shall have the meaning assigned to such term in the ABL Credit Agreement.
“New Agent” shall have the meaning set forth in Section 5.6.
“Non-Common Collateral” means all assets securing or purporting to secure any Term Loan Obligations, but excluding all Common Collateral.
“Non-Conforming Plan of Reorganization” shall mean any Plan of Reorganization that either grants the Term Loan Collateral Agent or any Term Loan Secured Party any right or benefit, directly or indirectly, which right or benefit is expressly prohibited by the provisions of this Agreement, or which fails to provide for the Discharge of ABL Obligations upon the effective date thereof.
“Person” shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, entity or other party, including any government or governmental unit, and any political subdivision, agency or instrumentality thereof.
“Plan of Reorganization” shall mean any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed in or in connection with any Insolvency or Liquidation Proceeding under the Bankruptcy Code or any other Bankruptcy Law.
“Rate Management Obligations” has the meaning given to the term in the ABL Credit Agreement; provided that the aggregate outstanding amount of Rate Management Obligations shall be determined in accordance with GAAP.
“Recovery” shall have the meaning set forth in Section 6.3.
“Refinance” shall mean, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness, including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated. “Refinanced” and “Refinancing” have correlative meanings.
“Reinstatement” shall have the meaning set forth in Section 5.6.
“Second Liens” shall mean the Liens on Common Collateral securing the Term Loan Obligations.
“Subsidiary” shall mean any “Subsidiary” of the Company as defined in the ABL Credit Agreement or the Term Loan Credit Agreement.
“Term Loan Collateral Agent” shall mean JPMorgan Chase Bank, National Association, in its capacity as collateral agent for the lenders and other secured parties under the Term Loan Credit Agreement and the other Term Loan Documents entered into pursuant to the Term Loan Credit Agreement, together with its successors and permitted assigns under the Term Loan Credit Agreement exercising substantially the same rights and powers; and in each case provided that if such Term Loan Collateral Agent is not JPMorgan Chase Bank, National Association, such Term Loan Collateral Agent shall have become a party to this Agreement and the other applicable Term Loan Security Documents.
“Term Loan Credit Agreement” shall have the meaning set forth in the recitals hereto.
“Term Loan Documents” shall mean the credit and security documents governing the Term Loan Obligations, including, without limitation, the Term Loan Security Documents.
“Term Loan Enforcement Date” means the date which is 180 days after the occurrence of (i) a Default (under and as defined in the Term Loan Credit Agreement) and (ii) the ABL Collateral Agent’s receipt of written notice from the Term Loan Collateral Agent certifying that (x) a Default (under and as defined in the Term Loan Credit Agreement) has occurred and is continuing and (y) the Term Loan Obligations are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the Term Loan Credit Agreement; provided that the Term Loan Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred (1) at any time the ABL Collateral Agent or the ABL Secured Parties have commenced and are diligently pursuing any enforcement action with respect to a material portion of the Common Collateral, (2) at any time any Grantor is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding or (3) if the acceleration of the Term Loan Obligations (if any) is rescinded in accordance with the terms of the Term Loan Credit Agreement.
“Term Loan Obligations” shall mean all “Secured Obligations” as defined in the Security Agreement (as defined in the Term Loan Credit Agreement).

“Term Loan Secured Parties” shall mean, at any relevant time, the holders of Term Loan Obligations at such time.
“Term Loan Security Documents” shall mean the Collateral Documents (as defined in the Term Loan Credit Agreement) and any other agreement, document or instrument, in each case pursuant to which a Lien on the Common Collateral is granted or purported to be granted securing Term Loan Obligations or under which rights or remedies with respect to such Liens are governed other than the Pledge Agreement (as defined in the Term Loan Credit Agreement) and any trademark security agreement.
“UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.
1.2.    Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified in accordance with this Agreement, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
SECTION 2.    Lien Priorities.
2.1.    Subordination of Liens. Notwithstanding (i) the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection (including any defect or deficiency or alleged defect or deficiency in any of the foregoing) of any Liens granted to the Term Loan Collateral Agent or the Term Loan Secured Parties on the Common Collateral or of any Liens granted to the ABL Collateral Agent or the ABL Secured Parties on the Common Collateral, (ii) any provision of the UCC, the Bankruptcy Code, any applicable Bankruptcy Law or other applicable law, the Term Loan Documents or the ABL Documents, (iii) whether the ABL Collateral Agent, either directly or through agents, holds possession of, or has control over, all or any part of the Common Collateral, (iv) the fact that any such Liens may be subordinated, voided, avoided, invalidated or lapsed or (v) any other circumstance of any kind or nature whatsoever, the Term Loan Collateral Agent, on behalf of itself and each Term Loan Secured Party, hereby agrees that: (a) any Lien on the Common Collateral securing any ABL Obligations now or hereafter held by or on behalf of the ABL Collateral Agent or any ABL Secured Parties or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall have priority over and be senior and prior to any Lien on the Common Collateral securing any Term Loan Obligations in all respects, and (b) any Lien on the Common Collateral securing any Term Loan Obligations now or hereafter held by or on behalf of the Term Loan Collateral Agent or any Term Loan Secured Party or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any ABL Obligations. All Liens on the Common Collateral securing any ABL Obligations shall be and remain senior in all respects and prior to all Liens on the Common Collateral securing any Term Loan Obligations for all purposes, whether or not such Liens securing any ABL Obligations are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person. The Term Loan Collateral Agent, for itself and on behalf of the Term Loan Secured Parties, expressly agrees that any Lien purported to be granted on any Common Collateral as security for the ABL Obligations shall be deemed to be, and shall be deemed to remain, senior in all respects and prior to all Liens on the Common Collateral securing any Term Loan Obligations for all purposes regardless of whether the Lien purported to be granted is found to be improperly granted, improperly perfected, preferential, a fraudulent conveyance or legally or otherwise deficient in any manner.
2.2.    Prohibition on Contesting Liens. The Term Loan Collateral Agent, for itself and on behalf of each applicable Term Loan Secured Party, agrees that (a) it shall not (and hereby waives any right to) take any action to challenge, contest or support any other Person in contesting or challenging, directly or indirectly, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, perfection, priority or enforceability of a Lien in any Common Collateral securing any ABL Obligations held (or purported to be held) by or on behalf of the ABL Collateral Agent or any of the ABL Secured Parties or any agent or trustee therefor and (b) none of them will oppose or otherwise contest (or support any Person contesting) any other request for judicial relief made in any court by the ABL Collateral Agent or any ABL Secured Parties relating to the lawful enforcement of any First Priority Lien on Common Collateral.
2.3.    Perfection of Liens. Except as expressly set forth in Section 5.5 hereof, neither the ABL Collateral Agent nor any ABL Secured Party shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Common Collateral for the benefit of the Term Loan Collateral Agent or any other Term Loan Secured Parties. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the ABL Secured Parties and the Term Loan Secured Parties and shall not impose on the ABL Collateral Agent, the Term Loan Collateral Agent, the Term Loan Secured Parties or the ABL Secured Parties or any agent or trustee therefor any obligations in respect of the disposition of proceeds of any Common Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.
2.4.    Nature of ABL Obligations.    The Term Loan Collateral Agent, for itself and on behalf of the other Term Loan Secured Parties, acknowledges that (a) the ABL Obligations are revolving in nature, (b) the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (c) the terms of the ABL Obligations may be modified, extended or amended from time to time, and (d) the aggregate amount of the ABL Obligations may be increased or Refinanced, in either event, without notice to or consent by the Term Loan Secured Parties and without affecting the provisions hereof. The lien priorities provided in Section 2.1 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or Refinancing of either the ABL Obligations or the Term Loan Obligations, or any portion thereof.
SECTION 3.    Enforcement.
3.1.    Exercise of Remedies.
(a)    So long as the Discharge of ABL Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, (i) the Term Loan Collateral Agent and each Term Loan Secured Party (x) from the date hereof until the occurrence of the Term Loan Enforcement Date will not exercise or seek to exercise any rights or remedies (including, but not limited to, setoff, recoupment, and the right to credit bid debt, if any) with respect to any Common Collateral in respect of any applicable Term Loan Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) will not contest, protest or otherwise object to any foreclosure or enforcement proceeding or action brought with respect to the Common Collateral by the ABL Collateral Agent or any ABL Secured Party in respect of the ABL Obligations, the exercise of any right by the ABL Collateral Agent or any ABL Secured Party (or any agent or sub-agent on their behalf) in respect of the Common Collateral under any control agreement, lockbox agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Term Loan Collateral Agent or any Term Loan Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party, of any rights and remedies as a secured party relating to the Common Collateral under the ABL Documents or otherwise in respect of the ABL Obligations, and (z) will not object to any waiver or forbearance by the ABL Secured Parties from or in respect of bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral in respect of ABL Obligations and (ii) except as otherwise provided herein, the ABL Collateral Agent and the ABL Secured Parties shall have the sole and exclusive right to enforce rights, exercise remedies (including, but not limited to, setoff, recoupment, and any right to credit bid their debt), marshal, process and make determinations regarding the release, disposition or restrictions, or waiver or forbearance of rights or remedies with respect to the Common Collateral without any consultation with or the consent of the Term Loan Collateral Agent or any Term Loan Secured Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, the Term Loan Collateral Agent may file a proof of claim or statement of interest with respect to the Term Loan Obligations, (B) the Term Loan Collateral Agent may take any action (not adverse to the prior Liens on the Common Collateral securing the ABL Obligations, or the rights of the ABL Collateral Agent or the ABL Secured Parties to exercise remedies in respect thereof), including sending such notices of the existence of, or any evidence or confirmation of, the Term Loan Obligations or the Liens of Term Loan Collateral Agent in the Common Collateral to any court or governmental agency, or file or record any such notice or evidence, in order to prove, preserve, or protect (but not enforce) its rights in, including the perfection and priority of any Lien on, the Common Collateral, (C) the Term Loan Secured Parties shall be entitled to file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the Term Loan Secured Parties, including without limitation any claims secured by the Common Collateral, if any, in each case if not otherwise in contravention of the terms of this Agreement, (D) the Term Loan Secured Parties shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either the applicable Bankruptcy Law or applicable non-bankruptcy law, in each case if not otherwise in contravention of the terms of this Agreement, or as may otherwise be consented to by the ABL Collateral Agent, (E) the Term Loan Collateral Agent or any Term Loan Secured Party shall be entitled to vote on any Plan of Reorganization, in a manner and to the extent consistent with the provisions hereof, and (F) the Term Loan Collateral Agent or any Term Loan Secured Party may exercise any of its rights or remedies with respect to (1) the Common Collateral upon the occurrence and during the effective continuation of the Term Loan Enforcement Date and (2) with respect to the Non-Common Collateral, at any time, including, without limitation, objecting to any action by the ABL Collateral Agent or any ABL Secured Party with respect to the Non-Common Collateral. In exercising rights and remedies with respect to the Common Collateral, the ABL Collateral Agent and the ABL Secured Parties may enforce the provisions of the ABL Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.
(b)    So long as the Discharge of ABL Obligations has not occurred, the Term Loan Collateral Agent, on behalf of itself and each applicable Term Loan Secured Party, agrees that it will not, in the context of its role as secured lender or otherwise as a Term Loan Secured Party, take or receive any Common Collateral or any proceeds of Common Collateral in connection with the exercise of any right or remedy or otherwise in an Insolvency or Liquidation Proceeding (including, but not limited to, setoff, recoupment, or the right to credit bid debt) with respect to any Common Collateral in respect of the applicable Term Loan Obligations. Without limiting the generality of the foregoing, unless and until the Discharge of ABL Obligations has occurred, except as expressly provided in the proviso in Section 3.1(a), the sole right of the Term Loan Collateral Agent and the Term Loan Secured Parties with respect to the Common Collateral is to hold a Lien on the Common Collateral in respect of the applicable Term Loan Obligations pursuant to the Term Loan Documents, as applicable, for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of ABL Obligations has occurred.
(c)    Subject to the proviso in Section 3.1(a), (i) the Term Loan Collateral Agent, for itself and on behalf of each Term Loan Secured Party, agrees that none of the Term Loan Collateral Agent or any Term Loan Secured Party will take any action that would hinder, delay or impede any exercise of remedies undertaken by the ABL Collateral Agent or the ABL Secured Parties with respect to the Common Collateral, including any sale, lease, exchange, transfer or other disposition of the Common Collateral, whether by foreclosure or otherwise, and (ii) the Term Loan Collateral Agent, for itself and on behalf of each Term Loan Secured Party, hereby waives any and all rights it or any Term Loan Secured Party may have as a junior lien creditor, including, but not limited to, any rights to “adequate protection,” as such term is defined in Section 3(b) of the Bankruptcy Code, in any Insolvency or Liquidation Proceeding or otherwise to object to the manner or order in which the ABL Collateral Agent or the ABL Secured Parties seek to enforce or collect the ABL Obligations or the Liens granted in any of the Common Collateral, regardless of whether any action or failure to act by or on behalf of the ABL Collateral Agent or ABL Secured Parties is adverse to the interests of the Term Loan Secured Parties.
(d)    The Term Loan Collateral Agent and each Term Loan Secured Party hereby acknowledge and agree that no covenant, agreement or restriction contained in any applicable Term Loan Document shall be deemed to restrict in any way the rights and remedies of the ABL Collateral Agent or the ABL Secured Parties with respect to the Common Collateral as set forth in this Agreement and the ABL Documents.
(e)    So long as the Discharge of ABL Obligations has not occurred, the Term Loan Collateral Agent, on behalf of itself and the applicable Term Loan Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under any applicable law, including, but not limited to, the Bankruptcy Code or other Bankruptcy Law, with respect to the Common Collateral or any other similar rights a junior secured creditor may have under such applicable law.
3.2.    Cooperation. Subject to the proviso in Section 3.1(a), the Term Loan Collateral Agent, on behalf of itself and each applicable Term Loan Secured Party, agrees that, unless and until the Discharge of ABL Obligations has occurred, it will not commence, or join with any Person (other than the ABL Secured Parties and the ABL Collateral Agent upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Common Collateral.
3.3.    Actions Upon Breach. If any Term Loan Secured Party, in contravention of the terms of this Agreement, in any way takes, attempts to take, or threatens to take any action with respect to the Common Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement) or fail to take any action required by this Agreement, this Agreement shall create a conclusive presumption and admission by such Term Loan Secured Party that relief against such Term Loan Secured Party sought by the ABL Secured Parties, whether by injunction, specific performance, and/or any other equitable or other relief, is necessary to prevent irreparable harm to the ABL Secured Parties, it being understood and agreed by each Term Loan Collateral Agent on behalf of each applicable Term Loan Secured Party that (i) the ABL Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable and (ii) each Term Loan Secured Party waives any defense that the Grantors and/or the ABL Secured Parties cannot demonstrate damage and/or can be made whole by the awarding of damages.

SECTION 4.    Payments.
4.1.    Application of Proceeds. So long as the Discharge of ABL Obligations has not occurred, the Common Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Common Collateral upon the exercise of remedies as a secured party, shall be applied by the ABL Collateral Agent to the ABL Obligations in such order as specified in the relevant ABL Documents unless and until the Discharge of ABL Obligations has occurred. Upon the Discharge of ABL Obligations, subject to Section 5.6 hereof, the ABL Collateral Agent shall deliver promptly to the Term Loan Collateral Agent any Common Collateral or proceeds thereof held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.
4.2.    Payments Over. Any Common Collateral or proceeds thereof received by the Term Loan Collateral Agent or any Term Loan Secured Party in connection with the exercise of any right or remedy (including, but not limited to, setoff, recoupment, or credit bid) or in any Insolvency or Liquidation Proceeding relating to the Common Collateral not expressly permitted by this Agreement or prior to the Discharge of ABL Obligations, shall be segregated and held in trust for the benefit of and forthwith paid over to the ABL Collateral Agent (and/or its designees) for the benefit of the ABL Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The ABL Collateral Agent is hereby authorized to make any such endorsements as agent for the Term Loan Collateral Agent or any such Term Loan Secured Party. Such authorization is coupled with an interest and is irrevocable.
4.3.    Access to Information. The Term Loan Collateral Agent and each Grantor hereby grants (to the full extent of their respective rights and interests) the ABL Collateral Agent and its agents, representatives and designees (a) a royalty free, rent free non-exclusive license and lease to use all of the Non-Common Collateral constituting trademarks, to complete the sale of inventory and (b) a royalty free non-exclusive license (which will be binding on any successor or assignee of the trademarks) to use any and all such trademarks, in each case, at any time in connection with any enforcement of the ABL Collateral Agent’s liens on the Common Collateral; provided, however, the royalty free, rent free non-exclusive license and lease granted in clause (a) shall immediately expire upon the sale, lease, transfer or other disposition of all such Common Collateral.
SECTION 5.    Other Agreements.
5.1.    Releases.
(a)    If, at any time any Grantor or any ABL Secured Party delivers notice to the Term Loan Collateral Agent with respect to any specified Common Collateral (including for such purpose, in the case of the sale or other disposition of all or substantially all of the equity interests in any Subsidiary, any Common Collateral held by such Subsidiary or any direct or indirect Subsidiary thereof) that:

(A)    such specified Common Collateral has been or is being sold, transferred or otherwise disposed of in connection with a disposition by the owner of such Common Collateral in a transaction permitted under the ABL Credit Agreement; or
(B)    the First Priority Liens thereon have been or are being released in connection with a Subsidiary that is released from its guarantee under the ABL Credit Agreement; or
(C)    the First Priority Liens thereon have been or are being otherwise released as permitted by the ABL Credit Agreement or by the ABL Collateral Agent on behalf of the ABL Secured Parties (including in connection with a foreclosure of, or any other exercise of remedies with respect to, Common Collateral by the ABL Secured), then the Second Liens upon such Common Collateral will automatically be released and discharged as and when, but only to the extent, such Liens on such Common Collateral securing ABL Obligations are released and discharged (provided that the Liens on any Common Collateral disposed of in connection with the satisfaction in whole or in part of ABL Obligations shall be automatically released but any proceeds thereof not used for purposes of the Discharge of ABL Obligations or otherwise in accordance with the Term Loan Credit Agreement shall be subject to Second Liens and shall be applied pursuant to Section 4.1). Upon delivery to the Term Loan Collateral Agent of a notice from the ABL Collateral Agent stating that any such release of Liens securing or supporting the ABL Obligations has become effective (or shall become effective upon the Term Loan Collateral Agent’s release), the Term Loan Collateral Agent will promptly, at the Company’s expense, execute and deliver such instruments, releases, termination statements or other documents confirming such release on customary terms, which instruments, releases and termination statements shall be substantially identical to the comparable instruments, releases and termination statements executed by the ABL Collateral Agent in connection with such release.
(b)    The Term Loan Collateral Agent, for itself and on behalf of each Term Loan Secured Party, hereby irrevocably constitutes and appoints the ABL Collateral Agent and any officer or agent of the ABL Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Term Loan Collateral Agent or such holder or in the ABL Collateral Agent’s own name, from time to time in the ABL Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Section 5.1, including any termination statements, endorsements or other instruments of transfer or release. This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms.
(c)    Unless and until the Discharge of ABL Obligations has occurred, the Term Loan Collateral Agent for itself and on behalf of each Term Loan Secured Party, hereby consents to the application, whether prior to or after a default, of proceeds of Common Collateral to the payment of ABL Obligations pursuant to the ABL Documents.

5.2.    Insurance. Unless and until the Discharge of ABL Obligations has occurred, the ABL Collateral Agent and the ABL Secured Parties shall have the sole and exclusive right, to the extent permitted by the ABL Documents and subject to the rights of the Grantors thereunder, to adjust settlement for any insurance policy covering the Common Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral. Unless and until the Discharge of ABL Obligations has occurred, all proceeds of any such policy and any such award if in respect of the Common Collateral shall be paid (a) first, until to the occurrence of the Discharge of ABL Obligations, to the ABL Collateral Agent for the benefit of ABL Secured Parties pursuant to the terms of the ABL Documents, (b) second, after the occurrence of the Discharge of ABL Obligations, to the Term Loan Collateral Agent for the benefit of the Term Loan Secured Parties pursuant to the terms of the applicable Term Loan Documents and (c) third, if no Term Loan Obligations are outstanding, to the owner of the subject property, such other person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If the Term Loan Collateral Agent or any Term Loan Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, such proceeds shall be segregated and held in trust for the benefit of the ABL Collateral Agent for the benefit of the ABL Secured Parties and it shall forthwith pay such proceeds over to the ABL Collateral Agent in accordance with the terms of Section 4.2.
5.3.    Amendments to Documents. So long as the Discharge of ABL Obligations has not occurred, without the prior written consent of the ABL Collateral Agent, no Term Loan Security Document may be amended, supplemented or otherwise modified or entered into to the extent any such amendment, supplement or modification would be prohibited or inconsistent with any of the terms of this Agreement. The Term Loan Collateral Agent agrees that each Term Loan Security Document shall include the following language (or language to similar effect approved by the ABL Collateral Agent):
“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Agent pursuant to this Agreement and the exercise of any right or remedy by the Agent hereunder are subject to the limitations and provisions of the ABL Intercreditor Agreement, dated as of January 28, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “ABL Intercreditor Agreement”) among JPMorgan Chase Bank, National Association, as ABL Collateral Agent, JPMorgan Chase Bank, National Association, as Term Loan Collateral Agent, and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the ABL Intercreditor Agreement and the terms of this Agreement governing the exercise of any right or remedy by the Term Loan Collateral Agent, the terms of the ABL Intercreditor Agreement shall govern and control.”
In addition, the Term Loan Collateral Agent, on behalf of the Term Loan Secured Parties, agrees that each mortgage, if applicable, covering any Common Collateral shall contain such other language as the ABL Collateral Agent may reasonably request to reflect the subordination of such mortgage to the ABL Document covering such Common Collateral.

5.4.    Rights as Unsecured Creditors. Except as otherwise expressly set forth in, or barred by, this Agreement, the Term Loan Collateral Agent and the Term Loan Secured Parties may exercise their rights and remedies, if any, as an unsecured creditor against the Company or any Grantor that has guaranteed the Term Loan Obligations in accordance with the terms of the applicable Term Loan Documents and applicable law. Nothing in this Agreement shall prohibit the receipt by the Term Loan Collateral Agent or any Term Loan Secured Party of required payments of interest and principal so long as such receipt is not the direct or indirect result of the exercise by the Term Loan Collateral Agent or any Term Loan Secured Party of rights or remedies as a secured creditor in respect of Common Collateral or enforcement in contravention of this Agreement of any Lien on the Common Collateral in respect of Term Loan Obligations held by any of them or in any Insolvency or Liquidation Proceeding. In the event the Term Loan Collateral Agent or any Term Loan Secured Party becomes a judgment lien creditor or other secured creditor in respect of Common Collateral, as a result of its enforcement of its rights as an unsecured creditor in respect of Term Loan Obligations or otherwise, such judgment Lien or any other Lien shall be (i) subordinated to the Liens securing ABL Obligations on the same basis as the other Liens securing the Term Loan Obligations are so subordinated to the First Priority Liens securing ABL Obligations under this Agreement, and (ii) otherwise subject to the terms of this Agreement for all purposes to the same extent as all other Liens on Common Collateral securing the Term Loan Obligations are subject to this Agreement. Nothing in this Agreement impairs, shall be construed to impair, or otherwise adversely affects any rights or remedies the ABL Collateral Agent or the ABL Secured Parties may have with respect to the Common Collateral.
5.5.    ABL Collateral Agent as Gratuitous Bailee for Perfection.
(a)    The ABL Collateral Agent agrees to hold the Control Collateral in its possession or control (within the meaning of the UCC) (or in the possession or control of its agents or bailees) for the benefit and on behalf of the Term Loan Collateral Agent for the benefit of each Term Loan Secured Party and any assignee thereof solely for the purpose of perfecting by possession or control the security interest granted in such Control Collateral pursuant to the Term Loan Security Documents, subject to the terms and conditions of this Section 5.5.
(b)    In furtherance of this Section 5.5, with respect to each deposit account or securities account that is subject to control agreement in favor of the ABL Collateral Agent (including any such agreement existing on the date hereof), the ABL Collateral Agent agrees to act as agent of the Term Loan Collateral Agent and Term Loan Secured Parties under each such agreement for the purposes of perfecting the Term Loan Collateral Agent’s security interests in such accounts by “control” (within the meaning of Section 9-314 of the UCC). In addition, with respect to each landlord waiver of liens and access agreement (including any such agreement existing on the date hereof), the ABL Collateral Agent agrees to act as agent of the Term Loan Collateral Agent and Term Loan Secured Parties under each such agreement.  In furtherance of the foregoing, the Term Loan Collateral Agent on behalf of the Term Loan Secured Parties hereby appoints the ABL Collateral Agent as such Term Loan Collateral Agent’s collateral agent under any control agreement and landlord waiver of liens and access agreement that the ABL Collateral Agent is a party to at any time with respect to control agreements solely for the purpose of perfecting the lien and security interest on the deposit accounts and securities accounts subject thereto, and the ABL Collateral Agent accepts such appointment.  Each Grantor hereby grants to the ABL Collateral Agent for the benefit of the Term Loan Secured Parties a security interest in all deposit accounts and securities accounts as security for the Term Loan Obligations.   Upon the Discharge of ABL Obligations, the ABL Collateral Agent shall cooperate with the Grantors and the Term Loan Collateral Agents in order to assign any Deposit Account Control Agreements and Securities Account Control Agreements to the Term Loan Collateral Agent.
(c)    The ABL Collateral Agent shall have no obligation whatsoever to any Term Loan Secured Party to assure that the Control Collateral is genuine or owned by the Grantors, that its lien is valid or perfected or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.5(c). The duties or responsibilities of the ABL Collateral Agent under this Section 5.5(c) shall be limited solely to holding the Control Collateral as agent and/or gratuitous bailee for the benefit and on behalf of the Term Loan Collateral Agent and each Term Loan Secured Party for purposes of perfecting the Liens held by the Term Loan Secured Parties.
(d)    The ABL Collateral Agent shall not have by reason of the Term Loan Documents or this Agreement or any other document a fiduciary relationship in respect of any Term Loan Collateral Agent or any Term Loan Secured Party, and each of the Term Loan Collateral Agent and the Term Loan Secured Parties hereby waive and release the ABL Collateral Agent from all claims and liabilities arising pursuant to the ABL Collateral Agent’s role under this Section 5.5(d), as agent and gratuitous bailee with respect to the Common Collateral.
(e)    Upon the Discharge of ABL Obligations, the ABL Collateral Agent shall upon Company’s request (x) deliver to the Term Loan Collateral Agent written notice of the occurrence thereof (which notice may state that such Discharge of ABL Obligations is subject to the provisions of this Agreement, including without limitation Sections 5.6 and 6.3 hereof) it being understood that until the delivery of such notice to the Term Loan Collateral Agent, the Term Loan Collateral Agent shall not be charged with knowledge of the Discharge of ABL Obligations or required to take any actions based on such Discharge of ABL Obligations, (y) deliver to the Term Loan Collateral Agent, to the extent that it is legally permitted to do so, the remaining Control Collateral (if any) together with any necessary endorsements (or otherwise allow the Term Loan Collateral Agent to obtain control of such Control Collateral) or as a court of competent jurisdiction may otherwise direct and (z) cooperate with the Grantors and the Term Loan Collateral Agent in order to assign any control agreements to the Term Loan Collateral Agent. The ABL Collateral Agent has no obligation to follow instructions from the Term Loan Collateral Agent or any Term Loan Secured Party in contravention of this Agreement.
(f)    Neither the ABL Collateral Agent nor any of the ABL Secured Parties shall be required to marshal any present or future collateral security for the Company’s or any Grantor’s obligations to the ABL Collateral Agent or the ABL Secured Parties under the ABL Credit Agreement or the ABL Documents or any assurance of payment in respect thereof or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.
5.6.    No Release in Event of Reinstatement. If at any time in connection with or after the Discharge of ABL Obligations the Company either in connection therewith or thereafter enters into any Refinancing of any ABL Document evidencing an ABL Obligation, then such Discharge of ABL Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, the ABL Documents and the Term Loan Documents, and the obligations under such Refinancing shall automatically be treated as ABL Obligations for all purposes of this Agreement (a “Reinstatement”), including for purposes of the Lien priorities and rights in respect of Common Collateral set forth herein, and the related documents shall be treated as ABL Documents for all purposes of this Agreement and the ABL Collateral Agent under such Refinanced ABL Documents shall be the ABL Collateral Agent for all purposes of this Agreement. Upon receipt of a notice from the Company stating that the Company has entered into a new ABL Document (which notice shall include the identity of the new collateral agent, such agent, the “New Agent”), the Term Loan Collateral Agent shall promptly (at the expense of the Company) (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such New Agent shall reasonably request in order to confirm to the New Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (b) deliver to the New Agent the Control Collateral together with any necessary endorsements (or otherwise allow the New Agent to obtain possession or control of such Control Collateral). The Term Loan Collateral Agent shall not be charged with knowledge of such Reinstatement until it receives written notice from the ABL Collateral Agent, New Agent or the Company of the occurrence of such Reinstatement.
5.7.    Additional Debt. The Company and the other applicable Grantors will be permitted to designate as an additional holder of Term Loan Obligations hereunder each Person who is, or who becomes or who is to become, the registered holder of any Additional Debt incurred by the Company or such Grantor after the date of this Agreement in accordance with the terms of all applicable ABL Documents and Term Loan Documents. Upon the issuance or incurrence of any such Additional Debt:
(a)    The Company shall deliver to the Term Loan Collateral Agent and the ABL Collateral Agent an Officers’ Certificate stating that the Company or such Grantor intends to enter into an Additional Debt Instrument and certifying that the issuance or incurrence of Additional Debt under such Additional Debt Instrument is permitted by each applicable ABL Documents and Term Loan Documents;
(b)    the administrative agent or trustee and collateral agent for such Additional Debt shall execute and deliver to the Collateral Agents a joinder agreement to this Agreement in form and substance reasonably satisfactory to the ABL Collateral Agent and Term Loan Collateral Agent;
(c)    the ABL Collateral Agent and the Term Collateral Agent shall promptly enter into such documents and agreements (including amendments or supplements to this ABL Intercreditor Agreement) as the Company or the administrative agent or trustee and collateral agent for such Additional Debt may reasonably request in order to provide to them the rights, remedies and powers and authorities contemplated hereby, in each consistent in all respects with the terms of this ABL Intercreditor Agreement.

Notwithstanding the foregoing, nothing in this Agreement will be construed to allow the Company or any other Grantor to incur additional indebtedness unless otherwise permitted by the terms of each applicable ABL Document and Term Loan Document.
SECTION 6.    Insolvency or Liquidation Proceedings.
6.1.    DIP Financing.
(a)    If the Company or any Grantor shall be subject to any Insolvency or Liquidation Proceeding at any time prior to the Discharge of ABL Obligations, and the ABL Collateral Agent or the ABL Secured Parties shall seek to provide the Company or any Grantor with, or consent to a third party providing, any financing under Section 364 of the Bankruptcy Code or consent to any order for the use of cash collateral constituting Common Collateral under Section 363 of the Bankruptcy Code (each, a “DIP Financing”), with such DIP Financing to be secured by all or any portion of the Common Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code would be Common Collateral) but not any other asset or any Non-Common Collateral, then the Term Loan Collateral Agent agrees that it will raise no objection and will not support any objection to such DIP Financing or use of cash collateral or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of the Term Loan Collateral Agent securing the Term Loan Obligations or on any other grounds (and will not request any adequate protection solely as a result of such DIP Financing or use of cash collateral that is Common Collateral, except as permitted by Section 6.3(b)), so long as (i) the Term Loan Collateral Agent retains its Lien on the Common Collateral to secure the Term Loan Obligations (in each case, including Proceeds thereof arising after the commencement of the case under the Bankruptcy Code), (ii) the terms of the DIP Financing do not compel the applicable Grantor to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms of such plan are set forth in the DIP Financing documentation or related document; and (iii) all Liens on Common Collateral securing any such DIP Financing shall be senior to or on a parity with the Liens of the ABL Collateral Agent and the ABL Secured Parties securing the ABL Obligations on Common Collateral; provided, however, that nothing contained in this Agreement shall prohibit or restrict the Term Loan Collateral Agent or Term Loan Secured Party from raising any objection or supporting any objection to (i) such DIP Financing or use of cash collateral or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of the Term Loan Collateral Agent on Non-Common Collateral securing the Term Loan Obligations or (ii) any financing under Section 364 of the Bankruptcy Code that would be secured by the Non-Common Collateral or any order for the use of cash collateral constituting Non-Common Collateral under Section 363 of the Bankruptcy Code.
(b)    All Liens granted to the ABL Collateral Agent or the Term Loan Collateral Agent in any Insolvency or Liquidation Proceeding, whether as adequate protection or otherwise, are intended by the Parties to be and shall be deemed to be subject to the lien priority and the other terms and conditions of this Agreement.
6.2.     Relief from Stay. The Term Loan Collateral Agent, on behalf of the Term Loan Secured Parties, agrees not to seek relief from the automatic stay or any other stay in any

Insolvency or Liquidation Proceeding in respect of any portion of the Common Collateral without the ABL Collateral Agent’s express written consent.
6.3.    No Contest; Adequate Protection.
(a)    The Term Loan Collateral Agent, on behalf of itself and the Term Loan Secured Parties, agrees that it shall not contest (or support any other Person contesting) (x) any request by the ABL Collateral Agent or any ABL Secured Party for adequate protection of its interest in the Common Collateral, (y) any objection by the ABL Collateral Agent or any ABL Secured Party to any motion, relief, action, or proceeding based on a claim by the ABL Collateral Agent or any ABL Secured Party that its interests in the Common Collateral are not adequately protected (or any other similar request under any law applicable to an Insolvency or Liquidation Proceeding), so long as any Liens granted to the ABL Collateral Agent as adequate protection of its interests are subject to this Agreement or (z) any lawful exercise by the ABL Collateral Agent or any ABL Secured Party of the right to credit bid ABL Obligations at any sale of Common Collateral or Common Collateral; provided, however, that nothing contained in this Agreement shall prohibit or restrict the Term Loan Collateral Agent or Term Loan Secured Party from contesting or challenging (or support any other Person contesting or challenging) any request by the ABL Collateral Agent or any ABL Secured Party for “adequate protection” (or the grant of any such “adequate protection”) to the extent such “adequate protection” is in the form of a Lien on any Non-Common Collateral.
(b)    Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency or Liquidation Proceeding, if the ABL Secured Parties (or any subset thereof) are granted adequate protection with respect to Common Collateral in the form of additional or replacement collateral (even if such collateral is not of a type which would otherwise have constituted Common Collateral) or a superpriority administrative claim, then the ABL Collateral Agent, on behalf of itself and the ABL Secured Parties, agrees that the Term Loan Collateral Agent, on behalf of itself and/or any of the Term Loan Secured Parties, may seek or request (and the ABL Secured Parties will not oppose such request) adequate protection with respect to its interests in such Common Collateral in the form of a Lien on the same additional or replacement collateral and/or a superpriority administrative claim, which Lien and/or superpriority administrative claim will be subordinated to the Liens securing, and/or superpriority administrative claims granted with respect to, the ABL Obligations, on the same basis as the other Liens of, and claims with respect to, such Term Loan Collateral Agent on the Common Collateral (it being understood that to the extent that any such additional or replacement collateral constituted Non-Common Collateral at the time it was granted to the ABL Secured Parties, the Lien thereon in favor of the ABL Secured Parties shall be subordinate in all respects to the Liens thereon in favor of the Term Loan Secured Parties).
(c)    To the extent that the order of the Bankruptcy Court approving the DIP Financing or use of cash collateral provides that the ABL Secured Parties are entitled to receive adequate protection in the form of payments in the amount of current post-petition interest, incurred fees and expenses or other cash payments, or otherwise with the consent of the ABL Collateral Agent, then the Term Loan Collateral Agent and the Term Loan Secured Parties shall not be prohibited from seeking and obtaining adequate protection with respect to their interests in the Common Collateral in the form of such payments in the amount of current post-petition interest, incurred fees and expenses of other cash payments in the applicable Insolvency or Liquidation Proceeding.

(d)    Nothing contained in this Agreement shall prohibit or restrict the Term Loan Collateral Agent or Term Loan Secured Party from seeking or obtaining “adequate protection” (or the grant of any such “adequate protection”) to the extent such “adequate protection” is with respect to its interests in the Non-Common Collateral.

6.4.    Asset Sales. The Term Loan Collateral Agent agrees, on behalf of itself and the Term Loan Secured Parties, that it will not oppose any sale consented to by the ABL Collateral Agent of any Common Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency or Liquidation Proceeding) so long as the proceeds of such sale are applied in accordance with this Agreement; provided, however, that the Term Loan Secured Parties may assert any objection to any sale of any Common Collateral that could be asserted by an unsecured creditor (without limiting the foregoing, neither the Term Loan Collateral Agent nor any other Term Loan Secured Party may raise any objections based on rights afforded by Sections 363(e) and (f) of the Bankruptcy Code to secured creditors (or any comparable provisions of any other Bankruptcy Law) with respect to the Liens granted to such person in respect of such assets); and provided further, however, that the Term Loan Secured Parties are not deemed to have waived any rights to credit bid on the Common Collateral in any such sale or disposition in accordance with Section 363(k) of the Bankruptcy Code, so long as any such credit bid provides for the immediate payment in full in cash or other Discharge of ABL Obligations. Nothing contained in this Agreement shall prohibit or restrict the Term Loan Collateral Agent or Term Loan Secured Party from opposing any sale or other disposition of the Non-Common Collateral without its express written consent.
6.5.    Separate Grants of Security and Separate Classification. Term Loan Collateral Agent, each Term Loan Secured Party, each ABL Secured Party and the ABL Collateral Agent each acknowledge and agree that (i) the grants of Liens pursuant to the ABL Security Documents on the one hand and the Term Loan Security Documents on the other hand constitute separate and distinct grants of Liens and the Term Loan Secured Parties’ claims against the Company and/or any Grantor in respect of Common Collateral constitute junior secured claims separate and apart (and of a different class) from the senior secured claims of the ABL Secured Parties against the Company and the Grantors in respect of Common Collateral and (ii) because of, among other things, their differing rights in the Common Collateral, the Term Loan Obligations are fundamentally different from the ABL Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Secured Parties and any Term Loan Secured Parties in respect of the Common Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the ABL Secured Parties and the Term Loan Secured Parties hereby acknowledge and agree that all distributions from the Common Collateral shall be made as if there were separate classes of ABL Obligation claims and Term Loan Obligation claims against the Grantors (with the effect being that, to the extent that the aggregate value of the Common Collateral is sufficient (for this purpose ignoring all claims held by the Term Loan Secured Parties), the ABL Secured Parties shall be entitled to receive, in addition to amounts dis-

tributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest at the relevant contract rate, before any distribution is made in respect of the claims held by the Term Loan Secured Parties from such Common Collateral, with the Term Loan Secured Parties hereby acknowledging and agreeing to turn over to the ABL Secured Parties amounts otherwise received or receivable by them from the Common Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries. Nothing contained in this Agreement shall in any way compel the Term Loan Collateral Agent or Term Loan Secured Party to turn over any distribution they may receive from the Non-Common Collateral.
6.6.    Enforceability. The provisions of this Agreement are intended to be and shall be enforceable under Section 510(a) of the Bankruptcy Code.
6.7.    ABL Obligations Unconditional.All rights, interests, agreements and obligations of the ABL Collateral Agent and the ABL Secured Parties, and the Term Loan Collateral Agent and the Term Loan Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:
(a)    any lack of validity or enforceability of any ABL Documents or any Term Loan Documents or any setting aside or avoidance of any Lien;
(b)    any change in the time, manner or place of payment of, or in any other terms of, all or any of the ABL Obligations or Term Loan Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the ABL Credit Agreement or any other ABL Document or of the terms of the Term Loan Credit Agreement or any other Term Loan Document;
(c)    any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the ABL Obligations or Term Loan Obligations or any guarantee thereof;
(d)    the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or
(e)    any other circumstances that otherwise might constitute a defense (other than a defense that such obligations have in-fact been repaid) available to, or a discharge of, the Company or any other Grantor in respect of ABL Obligations or Term Loan Obligations in respect of this Agreement.
6.9.    Post-Petition Interest.
(a)    Neither the Term Loan Collateral Agent nor any Term Loan Secured Party shall oppose or seek to challenge any claim by the ABL Collateral Agent or any ABL Secured Party for allowance in any Insolvency or Liquidation Proceeding of ABL Obligations consisting of post-petition interest, fees, or expenses, without regard to or otherwise taking into account the existence of the Lien of the Term Loan Collateral Agent on behalf of the Term Loan Secured Parties on the Common Collateral.

(b)    Neither the ABL Collateral Agent nor any other ABL Secured Party shall oppose or seek to challenge any claim by the Term Loan Collateral Agent or any Term Loan Secured Party for allowance in any Insolvency or Liquidation Proceeding of Term Loan Obligations consisting of post-petition interest, fees, or expenses to the extent of the value of the Lien in favor of the Term Loan Secured Parties on the Common Collateral (after taking into account the Lien in favor of the ABL Secured Parties thereon).
(c)    Nothing contained in this Agreement shall prohibit or restrict the Term Loan Collateral Agent or Term Loan Secured Party from seeking the allowance in any Insolvency or Liquidation Proceeding of Term Loan Obligations consisting of post-petition interest, fees, or expenses to the extent of the value of the Lien in favor of the Term Loan Secured Parties on the Non-Common Collateral, without regard to or otherwise taking into account the existence of any Lien of any other party, if any, on the Non-Common Collateral.
SECTION 7.    Reliance; Waivers; etc.
7.1.    Reliance. The consent by the ABL Secured Parties to the execution and delivery of the Term Loan Documents to which the ABL Secured Parties have consented and all loans and other extensions of credit made or deemed made on and after the date hereof by the ABL Secured Parties to the Company or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. The Term Loan Collateral Agent, on behalf of itself and each Term Loan Secured Party, acknowledges that it and the Term Loan Secured Parties have, independently and without reliance on the ABL Collateral Agent or any ABL Secured Parties, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the applicable Term Loan Document, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the applicable Term Loan Document or this Agreement.
7.2.    No Warranties or Liability. The Term Loan Collateral Agent, on behalf of itself and each Term Loan Secured Party, acknowledges and agrees that neither the ABL Collateral Agent nor any of the ABL Secured Parties has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the ABL Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon. The ABL Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the ABL Documents in accordance with law and as they, in their sole discretion, may otherwise deem appropriate, and the ABL Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Term Loan Collateral Agent or any of the Term Loan Secured Parties have in the Common Collateral or otherwise, except as otherwise provided in this Agreement. Neither the ABL Collateral Agent nor any ABL Secured Parties shall have any duty to the Term Loan Collateral Agent or any Term Loan Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of a Default under any agreements with the Company or any Grantor (including the Term Loan Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Agreement, the ABL Collateral Agent, the ABL Secured Parties, the Term Loan Collateral Agent and the Term Loan Secured Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectibility of any of the Term Loan Obligations, the ABL Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) the Company’s or any Grantor’s title to or right to transfer any of the Common Collateral or (c) any other matter except as expressly set forth in this Agreement.
7.3.    Obligations Unconditional. All rights, interests, agreements and obligations of the ABL Collateral Agent and the ABL Secured Parties, and the Term Loan Collateral Agent and the Term Loan Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:
(a)    any lack of validity or enforceability of any ABL Documents or any Term Loan Documents;
(b)    any change in the time, manner or place of payment of, or in any other terms of, all or any of the ABL Obligations or Term Loan Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the ABL Credit Agreement or any other ABL Document or of the terms of the Term Loan Credit Agreement or any other Term Loan Document;
(b)    any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the ABL Obligations or Term Loan Obligations or any guarantee thereof;
(c)    the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or
(d)    any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the ABL Obligations or the Term Loan Obligations in respect of this Agreement.
SECTION 8.    Miscellaneous.
8.1.    Conflicts. Subject to Section 8.19, in the event of any conflict between the provisions of this Agreement and the provisions of any ABL Document or any Term Loan Document, the provisions of this Agreement shall govern.
8.2.    Continuing Nature of This Agreement; Severability. Subject to Section 5.6 and Section 6.3, this Agreement shall continue to be effective until the Discharge of ABL Obligations shall have occurred or such later time as all the obligations in respect of the Term Loan Obligations shall have been paid in full. This is a continuing agreement of lien subordination, and the ABL Secured Parties may continue, at any time and without notice to the Term Loan Collateral Agent or any Term Loan Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any other Grantor constituting ABL Obligations in reliance hereon. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
8.3.    Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Term Loan Collateral Agent or the ABL Collateral Agent shall be deemed to be made unless the same shall be in writing signed by or on behalf of the ABL Collateral Agent and the Term Loan Collateral Agent or their respective authorized agents and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time.
8.4.    Information Concerning Financial Condition of the Company and the Subsidiaries. The ABL Collateral Agent, the ABL Secured Parties, the Term Loan Collateral Agent and the Term Loan Secured Parties shall each be responsible for keeping themselves informed of (a) the financial condition of the Company and the Grantors and all endorsers and/or guarantors of the ABL Obligations or the Term Loan Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the ABL Obligations or the Term Loan Obligations. The ABL Collateral Agent, the ABL Secured Parties, the Term Loan Collateral Agent and the Term Loan Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that the ABL Collateral Agent, any ABL Secured Party, the Term Loan Collateral Agent or any Term Loan Secured Party, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it or they shall be under no obligation (w) to make, and the ABL Collateral Agent, the ABL Secured Parties, the Term Loan Collateral Agent and the Term Loan Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.
The Grantors agree that any information provided to the ABL Collateral Agent, the Term Loan Collateral Agent, any ABL Secured Party or any Term Loan Secured Party may be shared by such Person with any ABL Secured Party, any Term Loan Secured Party, the ABL Collateral Agent or the Term Loan Collateral Agent notwithstanding any request or demand by such Grantor that such information be kept confidential; provided, that such information shall otherwise be subject to the respective confidentiality provisions in the ABL Credit Agreement and the Term Loan Credit Agreement, as applicable.
8.5.    Subrogation. The Term Loan Collateral Agent, on behalf of itself and each Term Loan Secured Party, hereby waives its rights of subrogation, if any, it may acquire under applicable law as a result of any payment hereunder until the Discharge of ABL Obligations has occurred.

8.6.    Application of Payments. Except as otherwise provided herein, all payments received by the ABL Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the ABL Obligations by the ABL Secured Parties in a manner consistent with the terms of the ABL Documents. Except as otherwise provided herein, the Term Loan Collateral Agent, on behalf of itself and each applicable Term Loan Secured Party, assents to any such extension or postponement of the time of payment of the ABL Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the ABL Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.
8.7.    Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.8 for such party. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO IN CONNECTION WITH THE SUBJECT MATTER HEREOF.
8.8.    Notices. All notices to the ABL Secured Parties and the Term Loan Secured Parties permitted or required under this Agreement may be sent to the ABL Collateral Agent or the Term Loan Collateral Agent, respectively, as provided in the ABL Credit Agreement, the Term Loan Credit Agreement, the other relevant ABL Document or the other relevant Term Loan Document, as applicable. All notices to the Term Loan Secured Parties and the ABL Secured Parties permitted or required under this Agreement shall also be sent to the Term Loan Collateral Agent and the ABL Collateral Agent, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.
8.9.    Further Assurances. The Term Loan Collateral Agent, on behalf of itself and each Term Loan Secured Party, and the ABL Collateral Agent, on behalf of itself and each ABL Secured Party, agree that each of them shall take such further action and shall execute and deliver to the ABL Collateral Agent and the ABL Secured Parties such additional documents and instruments (in recordable form, if requested) as the ABL Collateral Agent or the ABL Secured Parties may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

8.10.    Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.
8.11.    Binding on Successors and Assigns. This Agreement shall be binding upon the ABL Collateral Agent, the ABL Secured Parties, the Term Loan Collateral Agent, the Term Loan Secured Parties and their respective permitted successors and assigns.
8.12.    Specific Performance. The ABL Collateral Agent may demand specific performance of this Agreement. The Term Loan Collateral Agent, on behalf of itself and each Term Loan Secured Party, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by the ABL Collateral Agent.
8.13.    Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.
8.14.    Counterparts. This Agreement may be executed in one or more counterparts, including by means of facsimile or “pdf” file thereof, each of which shall be an original and all of which shall together constitute one and the same document.
8.15.    Authorization. By its signature, each party hereto represents and warrants to the other parties hereto that the Person executing this Agreement on behalf of such party is duly authorized to execute this Agreement. The ABL Collateral Agent represents and warrants that this Agreement is binding upon the ABL Secured Parties. The Term Loan Collateral Agent represents and warrants that this Agreement is binding upon the Term Loan Secured Parties.
8.16.    No Third Party Beneficiaries; Successors and Assigns. This Agreement and the rights and benefits hereof shall inure to the benefit of, and be binding upon, each of the ABL Collateral Agent, the ABL Secured Parties, the Term Loan Collateral Agent and the Term Loan Secured Parties and their respective successors and assigns and shall inure to the benefit of each of, and be binding upon, the holders of ABL Obligations and Term Loan Obligations. No other Person shall have or be entitled to assert rights or benefits hereunder.
8.17.    Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Company or any other Grantor shall include the Company or any other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.
8.18.    ABL Collateral Agent and Term Loan Collateral Agent. It is understood and agreed that (a) JPMorgan Chase Bank, National Association is entering into this Agreement in its capacity as agent under the ABL Credit Agreement, and the provisions of Article X of the ABL Credit Agreement applicable to the agent thereunder shall also apply to the ABL

Collateral Agent hereunder and (b) JPMorgan Chase Bank, National Association is entering in this Agreement in its capacity as Term Loan Collateral Agent, and the provisions of Article IX of the Term Loan Credit Agreement applicable to the collateral agent thereunder shall also apply to the Term Loan Collateral Agent hereunder.
8.19.    Relative Rights. Notwithstanding anything in this Agreement to the contrary (except to the extent contemplated by Section 5.3(b)), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the ABL Credit Agreement or any other ABL Document, or the Term Loan Credit Agreement or any other Term Loan Document, or permit the Company or any Grantor to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the ABL Credit Agreement or any other ABL Documents or the Term Loan Credit Agreement or any other Term Loan Documents, (b) change the relative priorities of the ABL Obligations or the Liens granted under the ABL Documents on the Common Collateral (or any other assets) as among the ABL Secured Parties, or (c) otherwise change the relative rights of the ABL Secured Parties in respect of the Common Collateral as among such ABL Secured Parties. None of the Company or any other creditor thereof shall have any rights hereunder. Nothing in this Agreement is intended to or shall impair the obligations of the Company or any other Grantor to pay the ABL Obligations and the Term Loan Obligations as and when the same shall become due and payable in accordance with their terms.
8.20.    References. Notwithstanding anything to the contrary in this Agreement, any references contained herein to any Section, clause, paragraph, definition or other provision of any ABL Document or Term Loan Document (including any definition contained therein) shall be deemed to be a reference to such Section, clause, paragraph, definition or other provision as in effect on the date of this Agreement; provided that any reference to any such Section, clause, paragraph or other provision shall refer to such Section, clause, paragraph or other provision of the applicable ABL Document or Term Loan Document, as applicable (including any definition contained therein), as amended or modified from time to time if such amendment or modification has been made in accordance with this Agreement and the applicable ABL Document or Term Loan Document.
8.21.    Intercreditor Agreements. Notwithstanding anything to the contrary contained in this Agreement, each party hereto agrees that the ABL Secured Parties (as among themselves) may enter into intercreditor agreements (or similar arrangements) governing the rights, benefits and privileges as among the ABL Secured Parties in respect of the Common Collateral, this Agreement and the other ABL Documents, including as to application of proceeds of the Common Collateral, voting rights, control of the Common Collateral and waivers with respect to the Common Collateral, in each case so long as the terms thereof do not violate or conflict with the provisions of this Agreement or the ABL Documents. The Term Loan Secured Parties (as among themselves) may enter into intercreditor agreements (or similar arrangements) governing the rights, benefits and privileges as among the Term Loan Secured Parties in respect of the Common Collateral, this Agreement and the other Term Loan Documents, including as to application of proceeds of the Common Collateral, voting rights, control of the Common Collateral and waivers with respect to the Common Collateral, in each case so long as the terms thereof do not violate or conflict with the provisions of this Agreement or the Term Loan Documents. In any event, if a respective intercreditor agreement (or similar arrangement) exists, the provisions thereof shall not be (or be construed to be) an amendment, modification or other change to this Agreement or any other ABL Security Document or Term Loan Security Document, and the provisions of this Agreement and the other ABL Security Documents and Term Loan Security Documents shall remain in full force and effect in accordance with the terms hereof and thereof (as such provisions may be amended, modified or otherwise supplemented from time to time in accordance with the terms hereof and thereof, including to give effect to any intercreditor agreement (or similar arrangement)). The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the ABL Secured Parties on the one hand and the Term Loan Secured Parties on the other hand.
8.22.    Non-Common Collateral. The ABL Collateral Agent hereby acknowledges for itself and on behalf of ABL Secured Party that there are assets of the Company and its Subsidiaries (including Grantors) which are subject to Liens in favor of the Term Loan Collateral Agent or other creditors but which do not constitute Common Collateral and nothing in this Agreement shall grant or imply the grant of any Lien or other security interest in such assets in favor of any ABL Secured Party to secure any ABL Obligations and nothing in this Agreement shall affect or limit the rights of the Term Loan Collateral Agent or any Term Loan Secured Party in any Non-Common Collateral or any other assets of the Company or any of its Subsidiaries (other than Common Collateral) securing any Term Loan Obligations.
8.23.    Drafting of Agreement. This ABL Intercreditor Agreement embodies arms’ length negotiations and compromises between the parties, was drafted jointly by the parties, and shall not be construed against any party hereto, or such parties’ successors and assigns, if any, by reason of its preparation or drafting of this ABL Intercreditor Agreement. Each of the parties agrees that drafts of this ABL Intercreditor Agreement and modifications reflected in such drafts shall not be utilized in any manner, dispute, or proceeding, including as evidence of any of the parties’ intent or interpretation of this ABL Intercreditor Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION,
as ABL Collateral Agent

By:	/s/ J. DEVIN MOCK
	Name:	J. Devin Mock
	Title:	Authorized Officer

[Signature Page to ABL Intercreditor Agreement]

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION,
as Term Loan Collateral Agent

By:	/s/ HELEN CARR
	Name:	Helen Carr
	Title:	Managing Director

[Signature Page to ABL Intercreditor Agreement]

CONSENT OF COMPANY AND GRANTORS
Dated: January 28, 2013
Reference is made to the ABL Intercreditor Agreement dated as of the date hereof between JPMorgan Chase Bank, National Association, as ABL Collateral Agent, and JPMorgan Chase Bank, National Association, as Term Loan Collateral Agent, (such agreement as in effect on the date hereof, the “ABL Intercreditor Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the ABL Intercreditor Agreement.
Each of the undersigned Grantors has read the foregoing ABL Intercreditor Agreement and consents thereto. Each of the undersigned Grantors agrees not to take any action that would be contrary to the express provisions of the foregoing ABL Intercreditor Agreement, agrees to abide by the requirements expressly applicable to it under the foregoing ABL Intercreditor Agreement and agrees that, except as otherwise provided therein, no ABL Secured Party or Term Loan Secured Party shall have any liability to any Grantor for acting in accordance with the provisions of the foregoing ABL Intercreditor Agreement, the ABL Documents or the Term Loan Documents. Each Grantor understands that the foregoing ABL Intercreditor Agreement is for the sole benefit of the ABL Secured Parties and the Term Loan Secured Parties and their respective successors and assigns, and that such Grantor is not an intended beneficiary or third party beneficiary thereof.
Without limitation to the foregoing, each Grantor agrees to take such further action and to execute and deliver such additional documents and instruments (in recordable form, if requested) as the ABL Collateral Agent or the Term Loan Collateral Agent (or any of their respective agents or representatives) may reasonably request to effectuate the terms of and the lien priorities contemplated by the ABL Intercreditor Agreement.
This Consent shall be governed and construed in accordance with the laws of the State of New York. Notices delivered to any Grantor pursuant to this Consent shall be delivered in accordance with the notice provisions set forth in the ABL Credit Agreement.

Acknowledged and Agreed to by:

TESORO CORPORATION

By:	/s/ TRACY D. JACKSON
	Name:	Tracy D. Jackson
	Title:	Vice President and Treasurer

[Signature Page to ABL Intercreditor Agreement]

The Grantors

GOLD STAR MARITIME COMPANY
TESORO ALASKA COMPANY
TESORO AVIATION COMPANY
TESORO COMPANIES, INC.
TESORO ENVIRONMENTAL RESOURCES COMPANY
TESORO FAR EAST MARITIME COMPANY
TESORO HAWAII, LLC
TESORO INSURANCE HOLDING COMPANY
TESORO MARITIME COMPANY
TESORO NORTHSTORE COMPANY
TESORO REFINING & MARKETING COMPANY LLC
TESORO SIERRA PROPERTIES, LLC
TESORO SOCAL PIPELINE COMPANY LLC
TESORO SOUTH COAST COMPANY, LLC
TESORO TRADING COMPANY
TESORO WASATCH, LLC
TESORO WEST COAST COMPANY, LLC
TREASURE FRANCHISE COMPANY LLC

By:	/s/ TRACY D. JACKSON
	Name:	Tracy D. Jackson
	Title:	Vice President and Treasurer

SMILEY'S SUPER SERVICE, INC.

By:	/s/ ARLEN O. GLENEWINKEL, JR.
	Name:	Arlen O. Glenewinkel, Jr.
	Title:	Vice President, Treasurer and Controller

[Signature Page to ABL Intercreditor Agreement]